UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2006
Targeted Genetics Corporation

(Exact name of registrant as specified in its charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(206) 623-7612

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 9, 2006, Targeted Genetics announced preliminary financial results for the quarter and fiscal year ended December 31, 2005. A copy of the press release related to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.
     The information contained in this current report, including Exhibit 99.1 attached hereto, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     Exhibits.
     99.1           Press Release of Targeted Genetics Corporation dated March 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation
By:	/s/ H. Stewart Parker
H. Stewart Parker
President and Chief Executive Officer

Dated: March 9, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Targeted Genetics Corporation dated March 9, 2006